POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of NCM Capital Investment Trust, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Thomas W. Steed III, Tina H. Bloom and John F. Splain, with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended,  as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which  shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ Genevia Gee Fulbright
Genevia Gee Fulbright

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of NCM Capital Investment Trust, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Thomas W. Steed III, Tina H. Bloom and John F. Splain, with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended,  as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which  shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ Samuel A. Young
Samuel A. Young

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of NCM Capital Investment Trust, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Thomas W. Steed III, Tina H. Bloom and John F. Splain, with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended,  as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which  shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2009.

/s/ Maceo K. Sloan
Maceo K. Sloan